UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2026

RCM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-10245	95-1480559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 McClellan Avenue, Suite 350 Pennsauken, New Jersey	08109-4613
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (856) 356-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RCMT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 20, 2026, RCM Technologies, Inc. (the “Company”) and all of its subsidiaries (collectively, the “Borrowers”) entered into Amendment No. 1 (“Amendment No. 1”) to the Fifth Amended and Restated Loan Agreement, dated as of December 3, 2024 (the “Fifth Amended and Restated Loan Agreement”), with Citizens Bank, N.A., as lender (in such capacity, the “Lender”) and as administrative agent and arranger (in such capacity, the “Administrative Agent).  Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Fifth Amended and Restated Loan Agreement.

Under Amendment No. 1, the total commitment is increased from a maximum limit of $65,000,000 to $75,000,000 (which revolving line of credit facility shall include the ability of the Borrowers to request the issuance of trade and standby letters of credit thereunder). The increased limit shall apply from February 20, 2026 through August 31, 2026.  From and after September 1, 2026 through the Maturity Date of the Fifth Amended and Restated Loan Agreement, the total commitment shall revert to $65,000,000. On September 1, 2026, to the extent the aggregate principal amount of all outstanding Revolving Loans exceed $65,000,000, such excess amounts shall automatically become due and payable in full.

Except as so amended, the Fifth Amended and Restated Loan Agreement is not modified by Amendment No. 1.

This description of Amendment No. 1 is only a summary and is qualified in its entirety by reference to the full text of Amendment No. 1, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 regarding the Amendment is incorporated by reference herein.

Item 9.01.                          Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1
Amendment No. 1 to Fifth Amended and Restated Loan Agreement, dated as of February 20, 2026, by and among the Company and all of its subsidiaries, Citizens Bank, N.A., as lender and as administrative agent and arranger.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: February 24, 2026